ABS West Conference

February, 2004

Forward-Looking Statements

From time to time the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of the Company's business include the following: increases in mortgage lending interest rates; adverse changes in the secondary market for mortgage loans; decline in real estate values; limited cash flow to fund operations; dependence on short-term financing facilities; concentration of operations in California, Florida and Texas; extensive government regulation; intense competition in the mortgage lending industry and the condition of the U.S. economy and financial system. For a more complete discussion of these risks and uncertainties, see "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 2003 and subsequent filings by the Company with the United States Securities and Exchange Commission.

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Purpose of Meeting

-	Aames Today

-	Loan Production Overview

-	Collateral Performance

-	2003 Financial Highlights

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Highlights

($ in millions)

	Year Ended June 30,								6 mo. annualized
	2000		2001		2002		2003		2004
Operations

Production	$ 2,079.	3	$ 2,371.	6	$ 3,242.	5	$ 4,446.	2	$ 6,313.	8
Total Company gross cost %	11.20%		9.17%		6.55%		5.31%		4.17	.%
Net production cost % (1)	6.85%		5.02%		3.67%		3.44%		2.83%
Operating revenue (2)	$ 143.	.9	$ 171.	4	$ 209.	8	$ 236.	7	$ 299.	0

Balance Sheet - FYE

Residual interests	$ 291.	0	$ 237.	8	$ 197.	3	$ 129.	2	$ 51.	2
Corporate debt	$ 275.	5	$ 269.	7	$ 264.	0	$ 138.	5	$ 78.	4
Equity as % of residual	26%		19%		19%		41%		225%
Gross liquidity (3)	$ 34.	1	$ 51.	4	$ 96.	3	$ 81.	2	$ 130.	7
Warehouse capacity	$ 650.	0	$ 800.	0	$ 800.	0	$ 900.	0	$ 1,200.	0

(1) (Operating expense + net point & fees) divided by production. Operating expense= Total expense - Interest expense
(2) Operating revenue = GAAP revenue - write down of residual interests - debt extinguishment income + interest expense.
(3) Cash and cash equivalents plus loans held for sale less revolving warehouse and repurchase facilities.

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Aames Today

• $6+ billion originator - non - conforming residential mortgages

• Traditional “brick and mortar” retail network

• $200+ million per month

• 93 branches across the country

• Sophisticated direct response marketing

• Internet/call center retail lending

• 2 centralized origination centers (“National Loan Centers”)

• Broker franchise

• $350+ million per month

• 5 regional centers, 2,800 broker relationships

• Aames Direct internet / telesales

• Q4 2003 Production was $1.6 billion

                                                                                                                                                                                                    Page 5

Subprime Lending ¹ - Top 20 Lender

• National Mortgage News' ranking of top fifty lenders shows Aames in the top quartile in every category:

• Overall subprime volume - No. 17. @ $1.6 billion

• Wholesale subprime volume - No. 16. @ $350MM+ per month

• #8 independent wholesale origination with 2,970 active broker relationships, 5 regional centers

• Retail subprime volume - No. 10. @ $200 MM per month

• #5 independent wholesale origination with 90+ branches nationwide, 2 national origination centers

¹ Source: National Mortgage News 3Q03 Rankings

                                                                                                                                                                                                    Page 6

Aames Mortgage Team

Highlighted managers report directly to the CEO.
* Executive Committee Member.

                                                                                                                                                                                                    Page 7

Aames' Management Focus

     •      Loan production growth and value

     •      Disciplined cost management

     •      Information-based decision-making

     •      Comprehensive scientific risk evaluation process

     •      Highly experienced and professional leadership

     •      Strong performance ethic

     •      Obligation to the homeowner - each loan provides stated benefits

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Loan Production Overview

                                                                                                                                                                                                    Page 9

                                                                                                                              Origination Trends by Channel
Fiscal Year 1996 - 2004

($ in millions)

(1) FY 2004 annualized based on 6 months ended 12/31/03

                                                                                                                                                                                                    Page 10

Production Mix -Q4 2003

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Underwriting Guidelines

     Super AIM:

	"A+"	"A"	"A-"	"B"	"C"	"C-"

12 Month Mortgage History	0 x 30	1 x 30	3 x 30	1 x 60	1 x 90	1 x 120
Minimum Credit Score	500	500	500	500	500	500
BK/NOD/FC(1) Seasoning	24 Months	24 Months	24 Months	18 Months	12 Months	No Current BK/NOD

Full Documentation, Owner Occupide Max LTV	80%; 95% for credit score of 550 or above	80%; 95% for credit score of 550 or above	80%; 95% for credit score of 550 or above	80%; 90% for credit score of 550 or above	75%; 85% for credit score of 550 or above	70%

Stated Owner Occupide Max LTV	80%; 90% for credit score of 580 or above	80%; 90% for credit score of 620 or above	75%;80% for credit score of 525 or above	75%; 80% for credit score of 550 or above	70%;75% for credit score of 550 or above	Not Available

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Production Characteristics - Q4 2003

Aames Credit Grade	AltA	A+	A	A-	B	C/D	Wtd.	Avg.
Wtd. Avg FICO Score	699	629	588	567	553	545	611
Wtd. Avg. Int.-Fixed	6.8%	8.3%	7.8%	8.1%	8.3%	9.8%	8.2%
Wtd. Avg. Int.-ARMs	6.6%	7.1%	7.5%	7.9%	8.2%	9.1%	7.4%
Wtd. Avg. LTV	78.8%	82.3%	80.7%	79.2%	76.2%	70.3%	80.9%
% of Originations	1.5%	65.7%	15.0%	6.4%	7.2%	4.3%	100.0%

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Mortgage Origination Footprint - Q4 2003

Aames has a national footprint that includes 93 Retail Branches, 2 Retail Call Centers, and 5 Wholesale Processing Centers

$100MM +
$20MM to $99MM
$0 to $19MM
Los Angeles
Irvine
Irving
Baton Rouge
Jacksonville
Parsippany
Home Office
Regional Offices
#s represent Retail Branches

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Aames Credit Cycle Management

Performance / Value
- pull through
- repurchase
- rejects
Investors
- due diligence
- loan purchase
Secondary Post-Funding Audit
- full file review
- compliance
- appraisal
- underwriting
- docs
Applicants
- brokers
- branches
- Internet
Investor / Competitor
- value / performance data
Unifi 5.0 Loan Origination System/ Rules Based System
- pricing
- state high cost
- credit grading
Product Guidelines/Analysis "Super AIM"
Credit Policy + Operations Committee
Pre-Funding Audit
- compliance / high cost
- trailing docs
- pricing
- appraisal
Pricing Committee/Pipeline Valuation
-competitor / market factors
Underwriter Workbench
- automated DI calc
- risk adjusted conditioning
- exception documentation
Underwriting
Appraisal Management System
- Hansen risk score
- risk based appraisal review

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Collateral Performance

                                                                                                                                                                                                    Page 16

60 + Day Delinquencies - 2001 Trusts

                                                                                                                                                                                                    Page 17

60 + Day Delinquencies - 2002 Trusts

20
18
16
14
12
10
8
6
4
2
0
%
*
2002-AM1
2002-AM3
2002-AM2
1
3
5
7
9
11
13
15
17
19
21
23
25
27
Aging Months
MSAC 2002-HE3
MSAC 2002-NC6
MSDWC 2002-AM1
MSDWC 2002-AM2
MSDWC 2002-AM3
MSDWC 2002-HE1
MSDWC 2002-HE2
MSDWC 2002-NC1
MSDWC 2002-NC2
MSDWC 2002-NC3
MSDWC 2002-NC4
MSDWC 2002-NC5
MSDWC 2002-OP1

*2002 - AM1 serviced by Fairbanks

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Cumulative Loss - Pool Comparison

Cumulative Loss Pool Comparative
MS-Aames, New Century, and Option One
2002 Securities as of December 2003

                        Source: Morgan Stanley

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2003 Financial Highlights

                                                                                                                                                                                                    Page 20

Production & Sales - 2003 by Quarter

Loan Production

$2,000
$1,600
$1,200
$800
($ in millions)
Mar-03
Jun-03
Sep-03
Dec-03

Loan Sales

$1,800
$1,400
$1,000
($ in millions)
Mar-03
Jun-03
Sep-03
Dec-03

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Financial Result - 2003 by Quarter

Revenue
$100
$75
$50
($ in millions)
Mar-03
Jun-03
Sep-03
Dec-03

Pre-tax Income
$20
$15
$10
$5
$0
($ in millions)
Mar-03
Jun-03
Sep-03
Dec-03

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Key Financial Results

Advances & Residuals
($ in millions)
$175
$150
$125
$100
$75
$50
$25
$0
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Advances
Residuals

Non Warehouse Debt
($ in millions)
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03

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